                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           --------------------------

                                   FORM 8-K/A

                               (Amendment No. 2)

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported):              October 9, 1998
                                                               ---------------


                         FRONTLINE COMMUNICATIONS CORP.
             (Exact name of registrant as specified in its charter)


          Delaware                    0-24223               13-3950283
----------------------------        -----------         ------------------
(State or other jurisdiction        (Commission          (I.R.S. Employer
    of incorporation)               File Number)        Identification No.)


            One Blue Hill Plaza, Pearl River, New York     10965
--------------------------------------------------------------------------------
             (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:  (914)623-8553
                                                     -------------

                                 Not Applicable
--------------------------------------------------------------------------------
           Former name or former address, if changed since last report

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         The following financial statements and pro forma financial information omitted from the Company's Report on Form 8-K for the event dated October 9, 1998 filed with the Commission on October 13, 1998, in reliance upon instructions 7(a)(4) and 7(b)(2) of Form 8-K, are filed herewith.

         (a)      Financial Statements of the Businesses Acquired.

                  Financial Statements of WOWFactor, Inc. as of December 31,
         1997.

                  (i)    Independent Auditors Report
                  (ii) Financial statements as of December 31, 1997 and for each of the two years in the period ended December 31, 1997
                  (iii) Financial statements for the nine months ended September 30, 1998 and 1997 (unaudited)

                  Financial Statements of Roxy Systems, Inc. d/b/a Magic Carpet as of December 31, 1997.

                  (i)    Independent Auditors Report
                  (ii)   Financial statements as of December 31, 1997
                  (iii) Financial statements for the nine months ended September 30, 1998 and 1997 (unaudited)

         (b)      Pro Forma Financial Information.

                  Unaudited Pro Forma Condensed Consolidated Financial Statements for Frontline Communications, Corp.

                  (i)    Introduction
                  (ii) Pro forma condensed combined financial statements as of September 30, 1998 and for the nine months ended September 30, 1998 and 1997*
                  (iii)  Notes to financial statements*

         (c)      Exhibits

         Reference is made to the Exhibits previously filed with the Securities and Exchange Commission as Exhibits to the Company's Report on Form 8-K filed with the Commission on October 13, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  December 23, 1998

                                                 FRONTLINE COMMUNICATIONS CORP.


                                                 By /s/ Samuel Gilner
                                                 ------------------------------
                                                 Name: Samuel Gilner
                                                 Title: Chief Accounting Officer

                                                                 WOWFactor, Inc.

                                                            Financial Statements
                                          Years Ended December 31, 1997 and 1996

                                                                 WOWFactor, Inc.


                                                                        Contents

================================================================================

Report of independent certified public accountants                        F-3

Financial statements:
   Balance sheet                                                          F-4
   Statements of operations                                               F-5
   Statements of stockholders' deficit                                    F-6
   Statements of cash flows                                               F-7
   Summary of business and significant accounting policies                F-8
   Notes to financial statements                                          F-9

Report of Independent Certified Public Accountants



WOWFactor, Inc.
Montclair, New Jersey

We have audited the accompanying balance sheet of WOWFactor, Inc. as of December 31, 1997 and the related statements of operations, stockholders' deficit and cash flows for each of the two years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of WOWFactor, Inc. as of December 31, 1997, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1997 in conformity with generally accepted accounting principles.



BDO Seidman, LLP


New York, New York

December 18, 1998

                                                                 WOWFactor, Inc.


                                                                   Balance Sheet

================================================================================
December 31, 1997
--------------------------------------------------------------------------------
Assets
Equipment, net (Note 1)                                               $  12,170
================================================================================
Liabilities and Stockholders' Deficit
Current liabilities:
   Accounts payable                                                   $  31,668
   Accrued expenses                                                      25,301
   Notes payable (Note 2)                                                60,000
--------------------------------------------------------------------------------
        Total current liabilities                                       116,969
--------------------------------------------------------------------------------
Stockholders' deficit:
   Common stock, no par value - 100 shares
     authorized, issued and outstanding (Note 2)                        657,263
   Accumulated deficit                                                 (762,062)
--------------------------------------------------------------------------------
        Total stockholders' deficit                                    (104,799)
--------------------------------------------------------------------------------
                                                                      $  12,170
================================================================================
                 See accompanying summary of business and significant accounting policies and notes to financial statements.

                                                                 WOWFactor, Inc.



                                                        Statements of Operations

================================================================================
Year ended December 31,                                       1997         1996
--------------------------------------------------------------------------------
Net sales                                                $   4,754    $      25
Cost of sales                                               47,676       34,369
--------------------------------------------------------------------------------
      Gross margin                                         (42,922)     (34,344)
--------------------------------------------------------------------------------
Operating expenses:
   Selling, general and administrative                      96,173       95,976
   Noncash compensation (Note 3)                           234,000      259,000
--------------------------------------------------------------------------------
      Total operating expenses                             330,173      354,976
--------------------------------------------------------------------------------
                                                          (373,095)    (389,320)
Other income:
   Interest income                                               -          353
--------------------------------------------------------------------------------
Net loss                                                  (373,095)    (388,967)
Accumulated deficit, beginning of year                    (388,967)           -
--------------------------------------------------------------------------------
Accumulated deficit, end of year                         $(762,062)   $(388,967)
================================================================================

                            See accompanying summary of business and significant
                          accounting policies and notes to financial statements.

                                                                 WOWFactor, Inc.


                                             Statements of Stockholders' Deficit


================================================================================
Years ended December 31, 1997 and 1996
--------------------------------------------------------------------------------
                                                Capital   Accumulated
                                                 stock      deficit      Total
--------------------------------------------------------------------------------
Balance, January 1, 1996                        $     -     $     -     $     -
Net loss                                              -    (388,967)   (388,967)
Capital contributions (Notes 2(b) and 3)        327,140           -     327,140
--------------------------------------------------------------------------------
Balance, December 31, 1996                      327,140    (388,967)    (61,827)
Net loss                                        -          (373,095)   (373,095)
Capital contributions (Notes 2(b) and 3)        330,123           -     330,123
--------------------------------------------------------------------------------
Balance, December 31, 1997                     $657,263   $(762,062)  $(104,799)
================================================================================

                            See accompanying summary of business and significant
                          accounting policies and notes to financial statements.

                                                                 WOWFactor, Inc.


                                                        Statements of Cash Flows
                                                                        (Note 3)
================================================================================

Year ended December 31,                                       1997         1996
--------------------------------------------------------------------------------
Cash flows from operating activities:
   Net loss                                              $(373,095)   $(388,967)
--------------------------------------------------------------------------------
   Adjustments to reconcile net loss to net
     cash used in operating activities:
        Depreciation                                         8,121        5,088
        Capital contributed through performance
          of services                                      234,000      259,000
        Change in assets and liabilities:
           (Increase) decrease in:
              Accounts payable                              13,462       18,206
              Accrued expenses                              (8,883)      34,184
--------------------------------------------------------------------------------
                Total adjustments                          246,700      316,478
--------------------------------------------------------------------------------
                Net cash used in operating
                  activities                              (126,395)     (72,489)
--------------------------------------------------------------------------------
Cash flows from investing activities:
   Purchase of equipment                                         -      (25,379)
--------------------------------------------------------------------------------
Cash flows from financing activities:
   Proceeds from issuance of notes                          25,000       35,000
   Contributions of capital - cash                          96,123       68,140
--------------------------------------------------------------------------------
                Net cash provided by financing
                  activities                               121,123      103,140
--------------------------------------------------------------------------------
Net increase (decrease) in cash                             (5,272)       5,272
Cash, beginning of year                                      5,272            -
--------------------------------------------------------------------------------
Cash, end of year                                         $      -     $  5,272
================================================================================
Supplemental disclosure of cash flow information:
  Cash paid during the year for:
      Interest                                            $      -     $      -
      Income                                                     -            -
================================================================================

                            See accompanying summary of business and significant
                          accounting policies and notes to financial statements.

                                                                 WOWFactor, Inc.



            Summary of Business and Significant Accounting Policies


================================================================================

 Business WOWFactor, Inc. (the "Company") which was incorporated in 1995, and commenced business as an internet web-based Company providing consumer and business goods and services, focusing on women business owners.


 Use of Estimates             The preparation of the financial statements in
                              conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


 Equipment and                Equipment is stated at cost. Depreciation is
 Depreciation                 computed using the double declining balance method
                              over the estimated useful lives of the assets of five years.


 Income Taxes                 The Company is taxed as an S corporation under the
                              provisions of the Internal Revenue Code. The stockholder's report the Company's taxable income or loss in their personal income tax returns.
                              Accordingly, Federal as well as State of New
                              Jersey income taxes or benefits are not reflected in the financial statements.

                              Deferred taxes are inconsequential as a result of the Company's tax status.


 Revenue Recognition Revenues were derived from various internet related services and are recognized in the month in which services are provided.

                                                                 WOWFactor, Inc.



                                                   Notes to Financial Statements

================================================================================

1. Equipment            Equipment, as presented on the balance sheet, is as
                        follows:


                        December 31, 1997
                        --------------------------------------------------------
                        Equipment                                      $ 25,379
                        Less:  Accumulated depreciation                 (13,209)
                        --------------------------------------------------------
                                                                       $ 12,170
                        --------------------------------------------------------


2. Related Party        (a)   The Company has outstanding, at December 31, 1997,
   Transactions               noninterest bearing notes payable to a related
                              party totaling $60,000. These notes were repaid during 1998.

                        (b) In 1997 and 1996, shareholders made cash capital contributions of $96,123 and $68,140, respectively.

                        (c) The Company's operations are conducted at the home of the principal stockholder at no expense to the Company. Management has determined that the cost of such space cannot be reasonably estimated and has therefore chosen not to disclose such information.


3. Noncash              During 1997 and 1996, the Company recognized contributed
   Compensation         capital in lieu of the payments of salaries and fees to
                        certain stockholders. The amounts recognized as expense and contributed capital in the financial statements were $234,000 and $259,000 in 1997 and 1996, respectively.

                                                                 WOWFactor, Inc.



                                                   Notes to Financial Statements

================================================================================

4. Subsequent Event     On October 9, 1998, the Company entered into an
                        agreement with Frontline Communications Corporation (the
                        "Purchaser") whereby ten (10) shares of Series A
                        Convertible Preferred Stock of the Purchaser ("Series A
                        Preferred"), convertible on July 15, 1999 into common stock, par value $0.1 per share, having a market value of $1,000,000 on the conversion date, were transferred in consideration of all the authorized, issued and outstanding shares of the Company's common stock. The conversion feature, however, provides for a limitation that under no circumstances shall the Series A Preferred stock be convertible into the Purchaser's common stock aggregating more than 250,000 shares. In connection with the transactions, stock options were granted to the Company's former shareholders to be exercised on July
                        15, 1999 under the conditions that (a) if the Purchaser's common stock has a market value on July 15, 1999 of less than $3.00 per share, up to 100,000 shares may be purchased under the option or (b) if the Purchaser's common stock has a market value of less than $4.00 per share but greater than $3.00 per share, options to purchase will be limited to 50,000 shares.

                                 WOWFactor, Inc.


                              Financial Statements

                     For the period ended September 30, 1998

                                 WOWFactor, Inc.



Table of contents

Financial statements:

   Balance sheet                                            page 1
   Statement of operations                                  page 2
   Statement of stockholders' deficit                       page 3
   Statement of cash flows                                  page 4
   Notes to financial statements                            page 5

                                WOWFactor, Inc.
                                 Balance Sheet
================================================================================
                                                                   September 30,
                                                                       1998
                                                                   -------------
                                                                    (Unaudited)
ASSETS

Current:
  Cash and cash equivalents                                         $        129
                                                                    ------------
    Total current assets                                                     129
  Equipment, net                                                           8,515
                                                                    ------------
TOTAL ASSETS                                                        $      8,644
                                                                    ============


LIABILITIES AND STOCKHOLDERS' DEFICIT

Current:

  Accounts payable and accrued expenses                            $     43,000
  Notes payable                                                          60,000
                                                                   ------------
    Total current liabilities                                           103,000
                                                                   ------------
    Total liabilities                                                   103,000
                                                                   ------------
Stockholders' deficit
Common stock, no par value, 100 shares authorized,                      684,037
  issued and outstanding
Accumulated deficit                                                    (778,393)
                                                                   ------------
Total stockholders' deficit                                             (94,356)
                                                                   ------------
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                        $      8,644
                                                                   ============


See accompanying notes to financial statements.                           Page 1

                                 WOWFactor, Inc.
                            Statements of Operations
================================================================================
                                                      For the nine months
                                                      ended September 30,
                                               ---------------------------------
                                                          (Unaudited)
                                                   1998                 1997
                                               -----------           -----------
Net Sales                                          29,029                2,318
Cost of sales                                       3,293               46,576
                                               -----------           -----------
  Gross Margin                                     25,736              (44,258)

Operating expenses:
  Selling, general and administrative              42,056               89,258
                                               -----------           -----------
Loss from operations                              (16,320)            (133,516)

Other Income(expense):
  Interest expense                                     11
                                               -----------           -----------
Net loss                                          (16,331)            (133,516)
                                               ===========           ===========


See accompanying notes to financial statements.                           Page 2

                                 WOWFactor, Inc.
                            Statements of Cash Flows

                Increase (Decrease) in Cash and Cash Equivalents
================================================================================

                                                           Nine months
                                                       ended September 30,
                                               ---------------------------------
                                                          (Unaudited)
                                                   1998                 1997
                                               -----------           -----------
Cash flow from operating activities:

Net Loss                                       $ (16,331)            $ (133,516)
Adjustments to reconcile net loss to net
cash used in operating activities:
   Depreciation and amortization                   3,655                  4,738
   Changes in assets and liabilities:
     (Increase) decrease in:
     Notes receivable
     Prepaid expenses and other
     Other assets
     Accounts payable and accrued expenses       (13,969)                 8,658
     Notes payable                                    --                 25,000
                                               ---------              ---------
Net cash used by operating activities            (26,645)               (95,120)

Cash flows from investing activities:
   Acquisition of equipment
                                               ---------              ---------
     Net cash used by operating activities            --                     --

Cash flows from financing activities:
   Proceeds from stockholder loans                    --                 89,848
   Proceeds from sale of common stock and
     warrants                                     26,774
                                               ---------              ---------
     Net cash used by financing activities        26,774                 89,848
                                               ---------              ---------
Net increase (decrease) in cash and cash
   equivalents:                                      129                 (5,272)

Cash, beginning of period                             --                  5,272
                                               ---------              ---------
Cash, end of period                            $     129              $      --
                                               =========              =========

See accompanying notes to financial statements                            Page 3

                         WOWFactor, Inc.
                Statement of Stockholders' Deficit

Nine months ended September 30, 1998
--------------------------------------------------------------------------------
                                                      Accumulated
                                  Capital stock        deficit            Total
--------------------------------------------------------------------------------
Balance, January 1, 1998           $ 657,263         $ (762,062)     $ (104,799)
Net loss                                   0            (16,331)        (16,331)
Capital contributions                 26,774                  0          26,774
--------------------------------------------------------------------------------
Balance, September 30, 1998        $ 684,037         $ (778,393)      $ (94,356)
================================================================================

See accompanying notes to financial statements.                           Page 4

                                 WOWFactor, Inc.

                          Notes to Financial Statements


1. Basis of Presentation

The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all the information and footnotes required by generally accepted accounting principles for complete financial statements.

In the opinion of management, the accompanying unaudited financial statements include all adjustments, consisting of normal recurring accruals, considered necessary for the fair presentation of the results for interim periods. Operating results for the nine months ended September 30, 1998 are not necessarily indicative of the results to be expected for the full year ending December 31, 1998.

                              Roxy Systems, Inc.,
                               D/B/A Magic Carpet


                                                            Financial Statements
                                                    Year Ended December 31, 1997

                                                             Roxy Systems, Inc.,
                                                              D/B/A Magic Carpet


                                                                        Contents

--------------------------------------------------------------------------------
Report of independent certified public accountants                        F-3

Financial statements:
   Balance sheet                                                          F-4
   Statement of operations                                                F-5
   Statement of stockholder's deficit                                     F-6
   Statement of cash flows                                                F-7
   Summary of business and significant accounting policies                F-8
   Notes to financial statements                                          F-9

Report of Independent Certified Public Accountants


Roxy Systems, Inc., D/B/A Magic Carpet
Middletown, New York

We have audited the accompanying balance sheet of Roxy Systems, Inc., D/B/A Magic Carpet as of December 31, 1997 and the related statements of operations, stockholder's deficit and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Roxy Systems, Inc., D/B/A Magic Carpet at December 31, 1997, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.



Certified Public Accountants


New York, New York

December 22, 1998

                                                             Roxy Systems, Inc.,
                                                              D/B/A Magic Carpet


                                                                   Balance Sheet
================================================================================
 December 31, 1997
--------------------------------------------------------------------------------
 Assets
 Current:
    Accounts receivable, less allowance for
      doubtful accounts of $10,000                                    $   2,686
 Property and equipment, net (Note 1)                                    21,080
 Other                                                                      774
 -------------------------------------------------------------------------------
                                                                      $  24,540
================================================================================
 Liabilities and Stockholder's Deficit
 Current liabilities:
    Accounts payable and accrued expenses                             $  46,387
    Due to stockholder (Note 2)                                          15,860
 -------------------------------------------------------------------------------
       Total current liabilities                                         62,247
--------------------------------------------------------------------------------
 Stockholder's deficit:
    Common stock, no par value - shares authorized,
      issued and outstanding 100                                         80,000
    Accumulated deficit                                                (117,707)
 -------------------------------------------------------------------------------
       Total stockholder's deficit                                      (37,707)
--------------------------------------------------------------------------------
                                                                      $  24,540
================================================================================

                 See accompanying summary of business and significant accounting policies and notes to financial statements.

                                                             Roxy Systems, Inc.,
                                                              D/B/A Magic Carpet


                                                         Statement of Operations

================================================================================
Year ended December 31, 1997
--------------------------------------------------------------------------------
Net sales                                                             $ 180,569
Cost of sales                                                           157,542
--------------------------------------------------------------------------------
      Gross profit                                                       23,027
Operating expenses:
   Selling, general and administrative                                   79,740
--------------------------------------------------------------------------------
Net loss                                                                (56,713)
Accumulated deficit, beginning of year                                  (60,994)
--------------------------------------------------------------------------------
Accumulated deficit, end of year                                      $(117,707)
================================================================================

                 See accompanying summary of business and significant accounting policies and notes to financial statements.

                                                             Roxy Systems, Inc.,
                                                              D/B/A Magic Carpet


                                              Statement of Stockholder's Deficit

================================================================================
Year ended December 31, 1997
--------------------------------------------------------------------------------
                                                     Accumulated
                                  Capital stock        deficit         Total
--------------------------------------------------------------------------------
Balance, January 1, 1997             $80,000         $ (60,994)     $ 19,006
Net loss                                   -           (56,713)      (56,713)
--------------------------------------------------------------------------------
Balance, December 31, 1997           $80,000         $(117,707)     $(37,707)
================================================================================

                 See accompanying summary of business and significant accounting policies and notes to financial statements.

                                                             Roxy Systems, Inc.,
                                                              D/B/A Magic Carpet


                                                         Statement of Cash Flows

================================================================================
Year ended December 31, 1997
--------------------------------------------------------------------------------
Cash flows from operating activities:
   Net loss                                                            $(56,713)
--------------------------------------------------------------------------------
   Adjustments to reconcile net loss to net cash
     used in operating activities:
      Depreciation                                                        6,770
      Allowance for doubtful accounts                                    10,000
      Change in assets and liabilities:
        Increase in:
           Accounts receivable                                          (12,686)
           Other assets                                                    (774)
        Increase in accounts payable and accrued expenses                31,795
--------------------------------------------------------------------------------
              Total adjustments                                          35,105
--------------------------------------------------------------------------------
              Net cash used in operating activities                     (21,608)
Cash flows from investing activities:
   Purchase of equipment                                                 (3,850)
Cash flows from financing activities:
   Advances received from stockholder                                     20,836
--------------------------------------------------------------------------------
Net decrease in cash                                                     (4,622)
Cash, beginning of year                                                   4,622
--------------------------------------------------------------------------------
Cash, end of year                                                       $      -
================================================================================
Supplemental disclosure of cash flow information:
   Cash paid during the year for:
      Interest                                                          $      -
      Income taxes                                                             -
================================================================================

                 See accompanying summary of business and significant accounting policies and notes to financial statements.

                                                             Roxy Systems, Inc.,
                                                              D/B/A Magic Carpet


            Summary of Business and Significant Accounting Policies

================================================================================

 Business Roxy Systems, Inc., D/B/A Magic Carpet (the "Company") is an internet service provider that offers "dial-up" Internet access primarily to individual subscribers. The Company provides subscribers with direct access to a wide range of Internet applications and resources, including electronic mail, world wide web sites and regional and local information and data services.


 Use of Estimates             The preparation of the financial statements in
                              conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


 Property, Equipment and      Equipment is stated at cost. Depreciation is
 Depreciation                 computed over the estimated useful lives of the
                              assets by the straight-line method for property and equipment.


 Revenue Revenue from monthly Internet service are recognized in the month in which services are provided.


 Income Taxes                 The Company is taxed as an S corporation under the
                              provisions of the Internal Revenue Code. The stockholder reports the Company's taxable income or loss in his personal income tax return.
                              Accordingly, Federal as well as New York State income taxes or benefits are not reflected in the financial statements.

                              Deferred taxes are inconsequential as a result of the Company's tax status.

                                                             Roxy Systems, Inc.,
                                                              D/B/A Magic Carpet


                                                   Notes to Financial Statements
================================================================================


1. Property and               Property and equipment, as presented on the
   Equipment, Net             balance sheet, is as follows:

                              December 31, 1997
                              --------------------------------------------------
                              Equipment                                $ 31,825
                              Furniture and fixtures                      2,025
                              --------------------------------------------------
                                                                         33,850
                              Less:  Accumulated depreciation           (12,770)
                              --------------------------------------------------
                                                                       $ 21,080
                              ==================================================


2. Related Party              The stockholder of the Company has made advances
   Transactions               to the Company totaling Transactions $15,860 at
                              December 31, 1997. These advances were in the form of noninterest-bearing notes that are due on demand.

                              The Company's operations are conducted at the home of a relative of the stockholder on a month-to-month basis at a rate of $100 per month.


3. Subsequent Event           On October 9, 1998, the Company transferred all
                              assets, trademarks, service marks, patents, contracts and similar rights to Frontline
                              Communications Corp., (the "Purchaser"). Pursuant to the agreement, the Purchaser assumed up to $60,348 in past due obligations of the Company.
                              Additionally, a two year noncompete agreement was executed by the Company and all stockholders, partners, owners, officers and directors of the Company, as relating to the ownership, operations of, or employment in an Internet service provider or other web services company directly competing with purchaser. In consideration thereof, the Company received $100,000.

                               Roxy Systems, Inc.
                               d/b/a Magic Carpet



                              Financial Statements

                     For the period ended September 30, 1998

                               Roxy Systems, Inc.



Table of contents

Financial statements:

   Balance sheet                                        page 1
   Statement of operations                              page 2
   Statement of stockholders' deficit                   page 3
   Statement of cash flows                              page 4
   Notes to financial statements                        page 5

                      Roxy Systems, Inc. d/b/a Magic Carpet
                                  Balance Sheet
--------------------------------------------------------------------------------

                                                                   September 30,
                                                                        1998
                                                                   -------------
                                                                    (Unaudited)
ASSETS
Current:
   Cash and cash equivalents                                          $   4,261
   Accounts receivable, less allowance for doubtful accounts
   of $10,000                                                            20,255
                                                                      ---------
       Total current assets                                              24,516
   Equipment, net                                                        22,938
   Other assets                                                          36,850
                                                                      ---------
TOTAL ASSETS                                                          $  84,304
                                                                      =========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current:
   Notes payable                                                      $      --
   Accounts payable and accrued expenses                                 75,686
   Due to stockholder                                                        --
                                                                      ---------
       Total current liabilities                                         75,686
                                                                      ---------
Notes payable-long term portion                                              --
       Total liabilities                                                 75,686

Stockholders' deficit:
   Capital stock                                                         90,000
   Accumulated (deficit)                                                (81,382)
                                                                      ---------
       Total stockholders' equity (deficit)                               8,618
                                                                      ---------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                            $  84,304
                                                                      =========


See accompanying notes to financial statements.                           Page 1

                      Roxy Systems, Inc. d/b/a Magic Carpet
                            Statements of Operations

--------------------------------------------------------------------------------

                                                           For the nine months
                                                           ended September 30,
                                                        ------------------------
                                                             (Unaudited)


                                                          1998           1997
                                                       ---------      ---------
Net sales                                              $ 192,038      $ 133,172
Cost of sales                                            129,521        124,503
                                                       ---------      ---------
  Gross Profit                                            62,517          8,669



Operating expenses:
   Selling, general and administrative                    73,783         50,078
                                                       ---------      ---------
Net loss                                               $ (11,266)     $ (41,409)
                                                       =========      =========

See accompanying notes to financial statements.                           Page 2

                      Roxy Systems, Inc. d/b/a Magic Carpet
                            Statements of Cash Flows
                Increase (Decrease) in Cash and Cash Equivalents
--------------------------------------------------------------------------------

                                                                Nine months
                                                            ended September 30,
                                                            -------------------
                                                                (Unaudited)
                                                            1998          1997
                                                            ----          ----

Cash flow from operating activities:

Net Loss                                                  $ (1,215)    $(41,409)
Adjustments to reconcile net loss to net cash used
in operating activities:
   Depreciation and amortization                             6,175            0
   Allowance for doubtful accounts                               0            0
   Officer salary contributed to capital                    10,000      (12,062)
   Changes in assets and liabilities:
      Accounts receivable                                  (17,569)      (6,953)
      Other assets                                             774         (124)
      Accounts payable and accrued expenses                 29,299       62,965
                                                          --------     --------
Net cash used by operating activities                       27,464        2,417

Cash flows from investing activities:
   Acquisition of equipment                                 (7,343)      (3,788)
                                                          --------     --------
     Net cash used by operating activities                  (7,343)      (3,788)

Cash flows from financing activities:
   Repayments of stockholder and bank loans                (15,860)      (3,024)
                                                          --------     --------
     Net cash used by financing activities                 (15,860)      (3,024)
                                                          --------     --------

Net increase (decrease) in cash and cash equivalents:     $  4,261     $ (4,395)
Cash, beginning of period                                        0        4,622
                                                          --------     --------
Cash, end of period                                       $  4,261     $    227
                                                          ========     ========

See accompanying notes to financial statements                            Page 4

                               Roxy Systems, Inc.
                               d/b/a Magic Carpet

                          Notes to Financial Statements


1. Basis of Presentation

The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all the information and footnotes required by generally accepted accounting principles for complete financial statements.

In the opinion of management, the accompanying unaudited financial statements include all adjustments, consisting of normal recurring accruals, considered necessary for the fair presentation of the results for interim periods. Operating results for the nine months ended September 30, 1998 are not necessarily indicative of the results to be expected for the full year ending December 31, 1998.

                         Frontline Communications Corp.,
                     WOWFactor, Inc. and Roxy Systems, Inc.

               Unaudited Pro Forma Combined Financial Information

On October 9, 1998, Frontline Communications Corp. ( the Company ) acquired all of the outstanding shares of common stock of WOWFactor, Inc. ( WOW ) and the business and substantially all of the assets of Roxy Systems, Inc. ( Roxy )

The $ 1,050,000 purchase price for WOW which includes $ 50,000 for estimated accrued acquisition costs , consisted of 10 shares of Series A Convertible Preferred Stock of the Company, convertible on July 15, 1999 into common stock , par value $ .01 per share, having a market value of $ 1,000,000 on the conversion date. The conversion feature provides for no more than 250,000 shares of common stock to be issued. In case the market value of the Company's common stock on July 15, 1999 is less than $ 3.00 per share or less than $ 4.00 per share but more than $ 3.00 per share , the former shareholders of WOW can exercise options granted to purchase up to 100,000 and 50,000 shares , respectively. The $ 190,000 purchase price for the business and substantially all of the assets of Roxy included a $ 160,000 cash payment to Roxy and $ 30,000 of estimated accrued acquisition costs. The acquisitions have been accounted for as a purchase with the results of WOW and Roxy to be included in the consolidated financial statements of the Company from the date of acquisition.

The unaudited pro forma combined balance sheet as of September 30, 1998 assumes that the acquisitions occurred on September 30, 1998 and includes the September 30, 1998 historical balance sheets of the Company, WOW and the acquired assets of Roxy and adjusted for the pro forma effects of these acquisitions. The unaudited pro forma combined statements of operations for the nine months ended September 30, 1998 and the year ended December 31, 1997 assumes that the acquisitions had occurred on January 1, 1997 and includes the historical statements of operations of the Company, WOW and Roxy for the periods presented adjusted for the pro forma effects of the acquistions.

The unaudited pro forma condensed combined financial statements have been included as required and allowed by the rules of the Commission and are provided for informational purposes only. The pro forma statements of operations do not purport to be indicative of the results which would have been obtained if the acquisitions had been effected on the date indicated or which may be obtained in the future. The unaudited pro forma condensed combined statements of operations are based on management's current estimate of the fair value of the securities issued to the former owners of WOW.

The accompanying unaudited pro forma condensed combined financial statements should be read in conjunction with the respective historical financial statements of the Company and those of WOW and Roxy which are contained elsewhere herein.

Frontline Communications Corp., WOWFactor, Inc. and Roxy Systems, Inc. Pro Forma Combined Balance Sheet
  September 30, 1998
    (Unaudited)



                                                     Frontline       Roxy             WOW          Pro Forma     Note    Pro Forma
                                                       Comm.     Systems, Inc     Factor,Inc.     Adjustments      A     Combined
Assets
Current :
   Cash and cash equivalents                        $ 4,268,796                   $    129       $ (160,000)       1    $ 4,108,925
   Accounts receivable, net                              11,889     $ 30,255                                                 42,144
   Notes receivable                                     103,895                                                             103,895
   Prepaid expenses and other current assets             41,569                                                              41,569
   Deferred registration costs
      Total current assets                            4,426,149       30,255           129         (160,000)       1      4,296,533

   Equipment, net                                       287,679        9,127         8,515                                  305,321
   Other assets:
      Intangibles, net                                                                            1,294,974        1      1,294,974
      Other                                              49,062                                                              49,062
      Total Assets                                  $ 4,762,890     $ 39,382      $  8,644      $ 1,134,974               5,945,890

Liabilities and Stockholders' Equity
Current:
   Notes payable                                                                  $ 60,000                               $   60,000
   Accounts payable and accrued expenses               $ 65,838                     43,000           80,000                 188,838
   Deferred revenue                                      35,692                                                              35,692
      Total current liabilities                         101,530                    103,000           80,000                 284,530
Notes payable-long-term portion                         168,600                                                             168,600
      Total liabilities                                 270,130                    103,000           80,000                 453,130

Net assets acquired                                                   39,382                        (39,382)                     --

Stockholders' Equity
  Preferred stock                                                                                 1,000,000        1      1,000,000
  Common stock                                           32,480                    657,263         (657,263)       1         32,480
  Additional paid-in-capital                          7,438,525                     26,774          (26,774)       1      7,438,525
  Accumulated deficit                                (2,709,632)                  (778,393)         778,393        1     (2,709,632)
  Treasury stock                                       (264,113)                                                           (264,113)
  Stock subscriptions receivable                         (4,500)                                                             (4,500)
      Total Stockholders' Equity                      4,492,760            -       (94,356)       1,094,356               5,492,760
      Total Liabilities and Stockholders' Equity    $ 4,762,890     $ 39,382      $  8,644        1,134,974               5,945,890

Frontline Communications Corp., WOWFactor,Inc. and Roxy Systems, Inc. Pro Forma Combined Statement of Operations
Nine Months Ended Sept. 30, 1998
         ( Unaudited )


                                                Frontline           Roxy             WOW          Pro Forma    Note      Pro Forma
                                                  Comm.        Systems, Inc.     Factor,Inc.     Adjustments     A        Combined
Revenues                                        $ 369,972        $ 192,037        $ 29,029                              $   591,038

Cost of revenues                                  339,137          129,521           3,293                                  471,951

   Gross profit                                    30,835           62,516          25,736                                  119,087
                                                                                                                                  -
Operating expenses:                                                                                                               -
                                                                                                                                  -
   Selling, general & administrative              677,956           73,782          42,067         290,496       2,3      1,084,301

   Total operating expenses                       677,956           73,782          42,067         290,496                1,084,301

Loss from operations                             (647,121)         (11,266)        (16,331)       (290,496)                (965,214)

Other income ( expense)
   Interest expense                               (27,912)                                                                  (27,912)
   Interest income                                 64,949                                                                    64,949
   Other

Net loss                                       $ (610,084)       $ (11,266)      $ (16,331)     $ (290,496)              $ (928,177)

Loss per share of common stock                      (0.25)                                                                    (0.34)

Weighted average number of shares               2,471,077                                                                 2,721,077

Frontline Communications Corp., WOWFactor, Inc. and Roxy Systems, Inc. Pro Forma Combined Statement of Operations
The Year Ended December 31, 1997
         ( Audited )


                                                Frontline          Roxy               WOW        Pro Forma      Note     Pro Forma
                                                  Comm.        Systems, Inc.      Factor,Inc.    Adjustments              Combined
Revenues                                      $   321,706        $ 180,569      $    4,754                              $   507,029

Cost of revenues                                  251,928          157,542          47,676                                  457,146

   Gross profit                                    69,778           23,027         (42,922)              -                   49,883

Operating expenses:

   Selling, general & admin.                      540,883           79,740          96,173         387,328       2,3      1,104,124

   Non-cash compensation charge                 1,537,000                           234,000                               1,771,000

   Total operating expenses                     2,077,883           79,740         330,173         387,328                2,875,124

Loss from operations                           (2,008,105)         (56,713)       (373,095)       (387,328)              (2,825,241)

Other income ( expense)
   Interest expense                               (28,421)                                                                  (28,421)
   Interest income
   Other                                             (891)                                                                     (891)

Net Loss                                      $(2,037,417)       $ (56,713)     $ (373,095)     $ (387,328)             $(2,854,553)

Loss per share of common stock                    $ (1.67)                                                              $     (1.94)

Weighted average number of shares               1,218,000                                                                 1,468,000



                         Frontline Communications Corp.,
                      WOWFactor, Inc and Roxy Systems, Inc.

               Unaudited Pro Forma Combined Financial Information

Note A

The pro forma adjustments to the unaudited pro forma condensed combined financial statements are as follows:

1. To reflect issuance of $1,000,000 of preferred stock to the former owners of WOW, a $ 160,000 payment for the assets of Roxy, and accrued acquisition costs of approximately $ 80,000, the acquisition of intangibles and elimination of WOW's equity accounts.

2. To reflect amortization of acquired intangibles, using estimated useful lives of 3 to 5 years.

3. To adjust historical compensation of officer to compensation per employment agreements entered into at date of acquisition.

4. The weighted average number of shares have been adjusted by 250,000 shares to reflect the conversion of the preferred shares into common stock as if the conversion had occurred on January 1, 1997.